       THIS DOCUMENT IS A COPY OF THE EXHIBIT FILED ON OCTOBER 24, 1996
             PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.

                              ASSIGNMENT AGREEMENT


     THIS ASSIGNMENT AGREEMENT is made the ____ day of _____________, 199_ by \and\ among JOSEPH M. LOBOZZO II ("Lobozzo"), NATIONAL CANADA FINANCE CORP. ("NCFC") and DELTA COMPUTEC INC. ("Delta"), a New York corporation.

                                    RECITALS

     A. Delta has granted Lobozzo options to purchase 11,440,475 of its authorized but unissued shares of common stock (the "Option Shares"), which options are evidenced by Amended and Restated Option Agreements between Delta and Lobozzo of even date herewith (individually an "Option Agreement" and collectively the "Option Agreements").

     B. On the date hereof Delta, Lobozzo and NCFC have entered into an agreement pursuant to which Lobozzo has purchased a portion of the indebtedness due from Delta to NCFC, and $750,000 of indebtedness to NCFC from Delta remains due and payable to NCFC, which $750,000 debt is evidenced by an Amended and Restated Promissory Note dated October 10, 1996 (the "NCFC Note").

     C. In connection with this transaction Lobozzo has agreed to assign a portion of his rights under the Option Agreements to NCFC.

     NOW THEREFORE, the parties agree as follows:

     1. Lobozzo hereby assigns and transfers the entire right, title and interest in the Option Agreement attached hereto as Exhibit A benefically held by Lobozzo to NCFC (such right, title and interest hereinafter referred to as the "Assigned Option"). The exercise of the Assigned Option shall become effective only if the NCFC Loan is not repaid in full prior to the earlier to occur of: (i) the occurrence of an Event of Default (which is not cured upon the expiration of any applicable cure period) under the NCFC Note; or (ii) the first day of the thirty-seventh month after the date hereof. NCFC agrees that it will not exercise the Assigned Option until the earlier to occur of: (i) the occurrence of an Event of Default (which is not cured upon the expiration of any applicable cure period) under the NCFC Note; or (ii) the first day of the thirty-seventh month after the date hereof (the "Exercise Date").

                                                           Page 124 of 207 Pages
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     2. It is  understood  that the  Assigned  Option  represents  the  right to purchase 17.5% of Delta's common shares on a fully diluted basis. The term "fully diluted basis" as used in this Agreement means, during the earlier to occur of the period of time that the Assigned Option remains unexercised, or the date that the NCFC Loan is paid in full, that NCFC shall be entitled to receive 17.5% of all issued and outstanding common shares for shares reserved for issuance pursuant to any existing option or warrant of the currently authorized 20,000,000 common shares of Delta.

     3. Delta approves of and consents to the assignment of the Assigned Option \pursuant to this Agreement\, but does not consent to any other assignment or transfer of the Assigned Option. In addition to the Assigned Option, Delta covenants and agrees with NCFC that, in the event the Delta Certificate of Incorporation is ever amended or restated by a vote of the Delta shareholders to increase the authorized common shares over the existing 20,000,000 common shares and, as a result of such amendment or restatement, the Board of Directors of Delta issues common shares, options or warrants for action taken after the date of this Agreement, then: (i) if any such issuance is to Lobozzo, JML Optical Industries ("JML"), or affiliates thereof, Delta agrees to issue to NCFC, without any cost to NCFC, common shares, warrants or options equal to 17.5% of the amount of common shares, options or warrants issued to Lobozzo, JML or affiliates thereof or (ii) if any such issuance is to persons ("Independent Third Parties") other than Lobozzo, JML or affiliates thereof, Delta agrees to permit NCFC to purchase any such common shares, options or warrants at the same time and for the same consideration as are paid to Delta for the issuance of any such common shares, options or warranties to any Independent Third Parties.

                                                           Page 125 of 207 Pages
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     4. All rights of NCFC to receive  any common  shares,  warrants  or options pursuant to this Agreement, including but not limited to the Assigned Option, are referred to as the "NCFC Equity Acquisition Rights."

     5. NCFC acknowledges and agrees that the acquisition of NCFC Equity Acquisition Rights is subject to reduction upon prepayments on the NCFC Note as provided in Section 8.

     6. In addition to those NCFC Equity Acquisition Rights set forth above, in the event that Delta raises capital in any offering of additional equity, Delta shall immediately apply fifty percent (50%) of the proceeds of such additional equity to the NCFC Note.

     7. If the NCFC Note remains unpaid as of the Exercise Date, then at any time after the Exercise Date, NCFC may exercise the Assigned Option without restriction and the call feature of the Warrant set forth in Section 8 will be cancelled.

     8. If a portion of the NCFC Note, but not the entire NCFC Note, is paid as of the date any Quarterly Premium Payment (as defined in <________)> \the NCFC
Note)\ accrues (the "QPP Reduction Ratio Date"), or on the Exercise Date (the "Option Reduction Ratio Date"), then:

     a. in the case of Quarterly Premium Payments, the Quarterly Premium Payment accruing as of any QPP Reduction Ratio Date will be reduced by the proportion that all prepayments made to the NCFC Note as of that QPP Reduction Ratio Date (the "QPP Prepayment Total") bears to the original $750,000 principal amount of the NCFC Note. The ratio of the QPP Prepayment Total to the original $750,000 principal amount of the

          NCFC Loan shall be referred to as the "QPP Reduction Ratio"; < and >

                                                           Page 126 of 207 Pages
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     b.   in the case of the  exercise  of the  Assigned  Option,  the amount of common shares to be issued under the Assigned Option will be reduced by multiplying: (i) the number of common shares equal to seventeen and one-half percent (17.5%) of the common shares of Delta on a fully diluted basis as of any NCFC Warrant Exercise Date; by (ii) the QPP Reduction Ratio\; and\<.>

     c. in the event that any NCFC Equity Acquisition Right ever occurs in addition to the Assigned Option, the parties acknowledge and agree that the formula providing for the reduction of the amount of common shares to which the Assigned Option shall be applicable pursuant to
          <under>  a. and b.  above,  shall be equally  applicable,  at the same times, to all such other types of NCFC Equity Acquisition Rights as may ever be issued to NCFC by Lobozzo, by JML or by Delta.

     9. In consideration of its unconditional right to exercise the Warrant on or after the first day of the thirty seventh month, NCFC shall be deemed to have waived its right to collect any accrued Quarterly Premium Payments as of the first day of the thirty seventh month.

     10. This Agreement shall be in interpreted and enforced in accordance with the laws of New York.

                                                           Page 127 of 207 Pages
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     11.  This  Agreement  is binding  on, and shall inure to the benefit of the parties and each of their successors and assigns. This Agreement shall not terminate in the event of the death or disability of Lobozzo or as a result of his ceasing to be an officer or director of Delta. This Agreement supersedes any and all prior discussions and negotiations with regard to the subject matter hereof and may only be amended by a writing executed by all parties.

     IN WITNESS WHEREOF, the parties hereof executed this Agreement on the date first above written.



                                       _________________________________________
                                       JOSEPH M. LOBOZZO II


                                       NATIONAL CANADA FINANCE CORP.


                                       By ______________________________________
                                       Name:

                                       Title:

                                                           Page 128 of 207 Pages

                                       DELTA COMPUTEC INC.


                                       By ______________________________________
                                       Name:
                                       Title:

                                                           Page 129 of 207 Pages